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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 22, 2002


                            TRAFFIC TECHNOLOGY, INC.
                (Name of registrant as specified in its charter)


           ARIZONA                 000-33039                     86-0932112
(State or other jurisdiction      (Commission                  (I.R.S. Employer
     of incorporation)             File No.)                 Identification No.)


           8350 East Evans Road, Suite B-4, Scottsdale, Arizona 85260
               (Address of principal executive offices) (zip code)


                  Registrant's telephone number: (480) 607-0033

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. Changes in Control of Registrant.

     None

ITEM 2. Acquisition or Disposition of Assets.

     None

ITEM 3. Bankruptcy or Receivership.

     None

ITEM 4. Changes in Registrant's Certifying Accountant.

     None

ITEM 5. Other Events and Regulation FD Disclosure.

     On November 7, 2002, the Company received a Notice of Default from its secured lender, Patent Technology, LLC. This Notice of Default specifies a 30 day period in which to cure the default. The Company intends to cure the default within 30 days, however, if it is unable to do so the lender may initiate foreclosure proceedings on all the Company's assets on December 7, 2002.

     At its Annual Shareholders Meeting on November 18, 2002, the Company's shareholders approved amendments to the Company's Articles of Incorporation; 1) increasing the number of authorized shares of common stock from 20,000,000 to 99,000,000, and 2) authorizing the issuance of up to 1,000,000 shares of Preferred Stock. In addition, the shareholders approved the following resolution:

     RESOLVED: that the Articles of Incorporation of this corporation be and they are hereby amended so as to add the following: the Board of Directors of this corporation, by resolution duly adopted not later than May 15, 2003 may set the authorized capital stock of the corporation at 20,800,000 shares divided into 19,800,000 shares of common stock, $0.05 par value, and 1,000,000 shares of preferred stock.

     FURTHER RESOLVED: that if and when the Board of Directors takes the action authorized in the foregoing resolution, each five shares of common stock, $0.01 par value, of this corporation authorized, issued and outstanding immediately prior to the time the amendment becomes effective shall, without any requirement for the exchange of certificates evidencing presently outstanding shares, automatically be, simultaneously with the effectiveness of such amendment, reclassified and changed, without any further act, into one fully paid and non-assessable share of common stock, $0.05 par value, of this corporation, provided that no fractional shares shall be issued. If any shareholder of record would have part or all of his shares converted into a fractional number of shares as a result of the foregoing reclassification and changes, then the fractional number shall be rounded up to the nearest whole number. The amount of stated capital of this corporation shall be reduced to an amount equal to the number of outstanding shares of common stock multiplied by $0.05 and the remainder of the amount in stated capital immediately before the effectiveness of the amendment shall be reclassified as additional paid in capital.

     The Company is in discussions with prospective financing sources, and has received an investment proposal, which is being negotiated. However, there is no assurance this investment, or any investment, can be secured. If $40,000 of additional capital is not secured by December 31, 2002, the Company may be forced to discontinue operations.

ITEM 6. Resignations of Registrant's Directors.

     None

ITEM 7. Financial Statements and Exhibits.

     None

ITEM 8. Change in Fiscal Year.

     None

ITEM 9. Regulation FD Disclosure

     None

                                   SIGNATURES


                                         Traffic Technology, Inc
                                         (Registrant)


Date November 22, 2002                   /s/ Marco Messina
                                         ---------------------------------------
                                         Marco Messina
                                         CEO